Contingent liabilities and commitments	12 Months Ended
Dec. 31, 2023
Contingent liabilities and commitments
Contingent liabilities and commitments

22. Contingent liabilities and commitments

Contingent liabilities

Contingent liabilities are potential future outflows where the likelihood of payment is considered more than remote, but is not considered probable or cannot be measured reliably. No provision is made for contingent liabilities, but there is a chance that they will result in an obligation in the future.

At 31 December 2023, contingent liabilities, comprising guarantees and other items arising in the normal course of business, amounted to £29m (2022: £30m).

The Group is involved in significant legal and administrative proceedings, principally relating to product liabilities. The most significant of these matters, other than tax matters, are described herein. Provision is made for the outcome of tax, legal and other disputes where it is both probable that the Group will suffer an outflow of funds and it is possible to make a reliable estimate of that outflow.

Legal proceedings

The Group may become involved in legal proceedings, in respect of which it is not possible to determine whether a potential outflow is probable, or to make a reliable estimate of the expected financial effect, if any, that could result from the proceedings. In these cases, appropriate disclosure about such cases would be included but no provision would be made. Costs associated with claims made by the Group against third parties are charged to the income statement as they are incurred.

The Group makes provision for these proceedings on a regular basis as summarised in the accounting policy above.

With respect to each of the legal proceedings described below, other than those for which a provision has been made, the Group is unable to make a reliable estimate of the expected financial effect at this stage. The Group does not believe that information about the amount sought by the plaintiffs, if that is known, would be meaningful with respect to those legal proceedings. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision and clarity as to theories of liability, damages and governing law.

The Group’s position could change over time, and, therefore, there can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed by a material amount the value of the provisions reported in the Group’s financial statements. If this were to happen, it could have a material adverse impact on the results of operations of the Group in the reporting period in which the judgements are incurred or the settlements entered into.

Zantac litigation

GSK and/or Pfizer have been named as defendants (alongside other manufacturers of ranitidine, as well as retailers and distributors) in personal injury lawsuits, as well as economic injury and medical monitoring class actions, filed in the US involving Zantac. The Group understands that outside the US, there are class actions and individual actions pending against GSK and Pfizer in Canada, along with a class action against GSK in Israel.

The Group is not a party to any Zantac claims and the Group has never marketed Zantac in any form in the US or Canada. The Group is not primarily liable for any OTC or prescription Zantac claims.

The Group has received notices of potential claims for indemnification relating to OTC Zantac arising out of the Stock and Asset Purchase Agreement (SAPA), which the Group has rejected on the basis that the scope of the indemnities set out in the SAPA only covers the Consumer Healthcare businesses of GSK and Pfizer as conducted when their Consumer Healthcare joint venture was formed in 2018. At that time, neither GSK nor Pfizer marketed OTC Zantac in the US or Canada.

Proton pump inhibitor litigation

The Group is a defendant in the ongoing proton pump inhibitor (PPI) litigation, in which plaintiffs allege that their use of PPIs caused serious bodily injuries, predominantly kidney-related injuries.

The Group reached a settlement agreement with plaintiffs’ counsel to resolve the vast majority of PPI cases (Nexium24HR and Prevacid24HR) pending against the Group. The financial impact was recognised in the Group’s Consolidated Financial Statements for 2022, and is not material to the Group’s financial position, results of operations or cash flows.

German competition litigation

In 2013, GlaxoSmithKline Consumer Healthcare GmbH & Co. KG and other members of a working group of a German trademark association were fined by the Federal Cartel Office of Germany as a result of the exchange of certain information related to retailers during meetings from 2004 to 2006.

Following the fine imposed by the Federal Cartel Office in 2013, the Group is party to civil proceedings in Germany brought by or on behalf of retailers against the Group and other manufacturers of branded drugstore products, alleging that the exchange of information within the working group led to higher purchase prices being paid by the retailers, and claiming that the Group and other working group members are jointly and severally liable for potential damages. The proceedings are taking place in different courts across Germany and are at different stages.

Commitments

Commitments are contractual obligations to acquire certain classes of assets in the future. These amounts are not recorded in the Consolidated Financial Statements.

	2023 £m	2022 £m
Contracted for but not provided in the Consolidated Financial Statements:
Intangible assets	134	107
Property, plant and equipment	58	126
Total	192	233